APRIL 30, 2002







SEMIANNUAL REPORT







INVESCO INTERNATIONAL FUNDS, INC.

EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"...WE ARE MAINTAINING OUR EMPHASIS ON THOSE GROWTH COMPANIES IN WINNING INDUSTRIES THAT STAND TO BENEFIT THE MOST ONCE BUSINESS CONDITIONS TURN THE CORNER."
SEE PAGE 6








[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

GLOBAL INVESTORS CAPITALIZE ON FAVORABLE TRENDS ABROAD

FELLOW SHAREHOLDER:

As diverse and resilient as business in the United States may be, savvy investors have long opted to invest a portion of their assets outside our country's borders. Overseas markets, after all, represent a world of opportunity -- as evidenced by the ever-growing roster of leading international companies and the inexorable trend toward globalization that has been reshaping the business landscape.

Investing overseas is not just about tapping new opportunities, however. It's also a prudent step toward diversification. While markets abroad certainly respond to events in the U.S., they are subject to different political, cultural, and financial trends as well. These influences often result in returns from international markets that complement -- rather than mimic -- domestic returns.

Such was the case during the past six months. Though conditions were volatile in all parts of the world, those global investors, frustrated by a sluggish U.S. market, could take some consolation in stronger performance elsewhere. For example, when it became apparent that the financial crisis in Argentina would have little effect on surrounding areas, Latin American markets surged, contributing to the general success emerging markets experienced during the six-month period. Meanwhile, European and Asian markets prospered to a lesser degree, but still managed solid gains that surpassed the S&P 500 Index.*

We're pleased to report that despite a challenging climate, INVESCO International Blue Chip Value Fund outperformed its benchmark for the six-month period ended April 30, 2002. The fund's inclusion of companies representing a broad range of geographical regions, its value emphasis -- still in favor throughout the period -- and its commitment to dominant market leaders with strong balance sheets and steady cash flows all contributed to an impressive semiannual showing. For more details on the fund's performance, please turn to page 7.

Furthermore, although past performance is not a guarantee of future results, we don't see the positive trend in international markets abating any time soon. Foreign currencies have been strengthening against the U.S. dollar, the accounting issues that have plagued U.S. markets of late are not as prominent in other regions, and international stock valuations are currently at attractive levels. Indeed, we remain as convinced as ever that investors who expand their portfolios' horizons are also expanding their portfolios' potential.

Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX.

"EUROPEAN   MARKETS  ARE  NOW  TRADING  AT  A  STEEP   DISCOUNT  TO  THEIR  U.S.
COUNTERPARTS, AND THE EURO HAS GAINED GROUND RELATIVE TO THE U.S. DOLLAR."

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...................................1
FUND REPORTS...............................................3
AN INTERVIEW WITH ERIK GRANADE............................11
MARKET HEADLINES..........................................13
INVESTMENT HOLDINGS.......................................15
FINANCIAL STATEMENTS......................................23
NOTES TO FINANCIAL STATEMENTS.............................28
FINANCIAL HIGHLIGHTS......................................33

                                                 INVESCO INTERNATIONAL FUNDS, INC.
                                               TOTAL RETURN, PERIODS ENDED 4/30/02^


                                                                                                                         Manager's
                                                                 Cumulative                            10 years+ or         Report
Fund (Inception)                                                  6 months     1 year   5 years+    Since Inception*        Page #
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS A (with sales load)(4/02)                       N/A          N/A       N/A        (15.61%)*              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS B (with CDSC)(4/02)                             N/A          N/A       N/A        (10.57%)*              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C (with CDSC)(2/00)                           (6.65%)     (33.40%)     N/A        (36.50%)*+             3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)                                     (4.18%)     (30.48%)     N/A        (34.02%)*+             3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)                               (4.06%)     (30.15%)   (1.36%)        4.83%                3
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS A (with sales load)(4/02)                         N/A          N/A       N/A         (3.38%)*              7
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS B (with sales load)(4/02)                         N/A          N/A       N/A         (2.43%)*              7
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS C (with sales load)(2/00)                        10.79%     (10.08%)     N/A         (8.68%)*+             7
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-INVESTOR CLASS (10/98)                                 12.61%     (7.82%)      N/A          1.10%*+              7
----------------------------------------------------------------------------------------------------------------------------------

^ PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

+  AVERAGE ANNUALIZED

* FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATIONS.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The six-month period ended April 30, 2002, yielded mixed results for European markets. On the one hand, signs of improving economic health surfaced across the region throughout the period. Business expectations -- as measured by the German Ifo Index, a key indicator of the business climate in Europe's largest economy -- trended higher in five of the six months. These gains were underpinned by consistently strong consumer demand, particularly in the United Kingdom. And, although the European Central Bank (ECB) opted to cut interest rates only once during the period (in November 2001), the stage appeared to be set for a recovery.

--------------------------------------------------------------------------------
                                 EUROPEAN FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 4/30/02
--------------------------------------------------------------------------------

Barclays PLC....................................2.89%
Novartis AG.....................................2.77%
Nokia Oyj.......................................2.74%
Vodafone Group PLC..............................2.39%
Aventis SA......................................2.35%
GlaxoSmithKline PLC.............................2.26%
Nestle SA.......................................2.11%
BNP Paribas SA..................................2.07%
Serono SA Bearer Shrs...........................2.02%
TotalFinaElf SA Series B Shrs...................2.00%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The economy's progress, however, translated into a disappointingly mild response in the region's financial markets. Investors remained cautious, waiting for convincing evidence that corporate earnings were also on the mend. Meanwhile, turbulence in the Middle East and some high-profile setbacks for a number of technology and telecommunication firms added to the uncertainty. As a result, even though momentum generally moved in a more positive direction than in previous periods, many risk-averse investors chose to avoid the growth stocks we favor.

Indeed, value-oriented stocks outperformed their growth-oriented counterparts, with more defensive Old Economy stocks leading the way.

In this challenging environment, European Fund-Investor Class shares declined 4.06% for the six-month period ended April 30, 2002, lagging the broader MSCI-Europe Index, which advanced by 5.89%. (Of course, past performance is not a guarantee of future results.) (1), (2) For performance of other share classes, please see page 2.

WOES CONTINUE FOR TELECOM

Of those growth areas of the market that sold off during the period, the telecommunications sector was among the hardest hit. The fund's exposure to many of Europe's telecom leaders proved detrimental. With negative news swirling around so many telecommunications companies such as Global Crossing (not a fund holding), the entire sector lagged.

Specifically, mobile communications giants Nokia Oyj and Ericsson Telefonaktie lost considerable ground during the period. Although Nokia bettered first-quarter earnings expectations, the company's revenue line was low. We believe the market's unfavorable response to this news was overdone, and are convinced that Nokia remains a compelling growth company with a currently attractive valuation. Our expectations for Ericsson, on the other hand, were lowered during the period in light of the company's weak outlook, and we opted to sell Ericsson from the portfolio.

UNDERWEIGHT POSITIONS IN OLD ECONOMY SECTORS TAKE A TOLL

Although some sectors performed relatively well over the past six months, these tended to be areas of the market that are less appealing to long-term growth investors like ourselves. Banks, for example, enjoyed solid returns, thanks to their consumer orientation. With consumer spending remaining strong throughout the period, banks were not as affected by the slowdown as other, more market-sensitive businesses were. Furthermore, banks' more defensive reputations were viewed as a benefit by investors during such a volatile period. Similarly, energy, basic materials, and consumer staples stocks were favored due to the rotation into Old Economy companies.

PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            France........................22.76%
            United Kingdom................22.17%
            Switzerland...................12.35%
            Germany........................9.29%
            Netherlands....................7.87%
            Spain..........................4.40%
            Italy..........................3.83%
            Sweden.........................3.42%
            Denmark........................2.90%
            Finland........................2.74%
            Luxembourg.....................0.99%
            Norway.........................0.85%
            Ireland........................0.68%
            Portugal.......................0.45%
            United States..................0.01%
            Net Cash & Cash Equivalents....5.29%

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and, in the case of European Fund-Investor Class, inclusion of a redemption fee, for the ten-year period ended 4/30/02.

      INVESCO EUROPEAN FUND-INVESTOR CLASS            MSCI-EUROPE INDEX(2)

4/92  $10,000                                         $10,000
4/93  $ 9,173                                         $10,201
4/94  $11,475                                         $12,471
4/95  $11,536                                         $13,679
4/96  $13,925                                         $15,927
4/97  $17,168                                         $19,338
4/98  $24,590                                         $28,220
4/99  $23,791                                         $29,905
4/00  $37,636                                         $32,979
4/01  $22,952                                         $28,659
4/02  $16,032                                         $25,240

FUND MANAGEMENT

[PHOTOGRAPH OF STEVEN A. CHAMBERLAIN OMITTED]

STEVEN A. CHAMBERLAIN
EUROPEAN FUND

STEVEN CHAMBERLAIN IS THE LEAD MANAGER FOR THE TEAM THAT OVERSEES INVESCO EUROPEAN FUND. HE HOLDS A BSC FROM KINGSTON POLYTECHNIC AND HAS EXPERIENCE IN EQUITIES AND CURRENCY TRADING. HE JOINED INVESO IN 1987, AND HAS MANAGED THE FUND SINCE 1990.

Given these circumstances, the fund's underweight positions in such areas hindered performance. Although the market was not on our side, we remained committed to seeking firms with the best growth potential over the long term -- a strategy that was ineffective over the six-month period, but may prove beneficial given time.

POCKETS OF STRENGTH LEND SUPPORT

In spite of the period's difficulties, select growth companies managed to advance and bolster the fund's overall performance. First, we were pleased with holdings representing the auto industry. Porsche AG was a particularly effective stock for us. In November, the company began the period by announcing annual pre-tax profits of $592 million -- an impressive figure that surpassed analysts' original expectations. And subsequent strong sales as well as anticipation for the upcoming release of a new Porsche sport utility vehicle continued to sustain the stock's performance as the period progressed.

Other notable performers included temporary employment agency Adecco SA, advertising agency Publicis Groupe SA, and corrective lens manufacturer Essilor International SA. Temporary employment agencies tend to be among the first to benefit from a resurgence in economic activity, with companies opting to employ temporary help before hiring permanent workers.

Meanwhile, Publicis reported in March that net profits for the year were up 18%, a considerable gain given the period's challenges. Publicis was further aided by the announcement of its purchase of Bcom3, a private U.S. ad agency. This acquisition made Publicis the fourth-largest agency in the world, and is expected to generate considerable cost savings and synergies for the company going forward. Finally, Essilor was one of a handful of health care companies in the fund to outperform after announcing strong sales growth.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS A GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class A to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class A, inclusion of sales charge, for the period from inception 4/1/02 through 4/30/02.

        INVESCO EUROPEAN FUND-CLASS A                     MSCI-EUROPE INDEX(2)

4/1/02  $10,000                                           $10,000
4/30/02 $ 8,439                                           $ 9,932

FAVORABLE VALUATIONS IN EUROPE BECKON

While investors indicated at the end of the period that they would need to see more evidence of a recovery before rewarding the markets, we remain optimistic. The eventual upturn may be milder than we had hoped for, but we are nonetheless expecting to see a gradual improvement in economic and business conditions. Furthermore, European markets are now trading at a steep discount to their U.S. counterparts, and the euro has gained ground relative to the U.S. dollar. Given these encouraging factors, we are maintaining our emphasis on those growth companies in winning industries that stand to benefit the most once business conditions turn the corner.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS B GROWTH OF $10,000(1)

The line graph compares the value of a $10,000 investment in INVESCO European Fund-Class B to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund-Class B, inclusion of contingent deferred sales charge, for the period from inception (4/1/02) through 4/30/02.

        INVESCO EUROPEAN FUND-CLASS B                      MSCI-EUROPE INDEX(2)

4/1/02  $10,000                                            $10,000
4/31/02 $ 8,943                                            $ 9,932

LINE GRAPH:  INVESCO EUROPEAN FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund-Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 4/02.

      INVESCO EUROPEAN FUND-CLASS C                        MSCI-EUROPE INDEX(2)

2/00  $10,000                                              $10,000
4/00  $ 9,022                                              $ 9,794
4/01  $ 5,428                                              $ 8,511
4/02  $ 3,669                                              $ 7,496

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/00) through 4/02.

      INVESCO EUROPEAN FUND-CLASS K                        MSCI-EUROPE INDEX(2)

12/00 $10,000                                              $10,000
4/01  $ 8,110                                              $ 9,684
4/02  $ 5,638                                              $ 8,529

(1)PAST PERFORMANCE IS NOT A GURANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHAREGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATIONS.

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

International stock markets performed quite well during the past six months, as investors became more comfortable with the outlook for the global economy.
Although market tone has improved, which would normally favor investors employing a "growth style," we are pleased to report that the fund not only participated in the rally, but also performed quite well in spite of its value sensitivity.

For the six-month period ended April 30, 2002, the value of International Blue Chip Value Fund-Investor Class shares appreciated 12.61%, which compares favorably to the 5.66% gain recorded by the MSCI-Europe, Australia, and Far East Index. (Of course, past performance is not a guarantee of future results.)(3),
(4) For performance of other share classes, please see page 2.

The fund's impressive performance can be attributed primarily to strong stock selection. Throughout the period, we continued to focus on companies with dominant market share, solid balance sheets, and historically consistent financial results. And, of course, these companies also had to be trading at valuations that we deemed attractive.

INVESTORS ROTATED TO MORE FINANCIALLY STABLE INVESTMENTS

As economic and corporate profit worries resurfaced this year, investors turned to companies possessing the solid financial characteristics that we have favored all along -- a trend that supported our performance.

In particular, the fund's consumer stocks -- both consumer discretionary and consumer staples -- performed well. Both sectors were supported by resilient consumer spending; as a result, our holdings enjoyed robust operating earnings. Standouts included Diageo, the British beverage company, Koninklijke Philips Electronics NV, the Dutch consumer electronics giant, and Unilever NV, a global leader in food, household, and personal care products.

The fund's financial services holdings also outperformed. At the beginning of the period, we felt that many of these companies, such as Societe Generale and ABN Amro Holding NV, were trading at prices that were unsustainably low given their market position and strong fundamental prospects.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 4/30/02
--------------------------------------------------------------------------------

Novartis AG.....................................3.17%
Nestle SA.......................................3.10%
Societe Generale Series A Shrs..................2.62%
Unilever NV New York Registered Shrs............2.60%
HSBC Holdings PLC...............................2.58%
National Australia Bank Ltd.....................2.48%
TotalFinaElf SA Sponsored ADR
   Representing 1/2 Ord Shr.....................2.37%
Koninklijke Philips Electronics NV New York
   Registered Shrs..............................2.32%
ABN AMRO Holding NV Sponsored ADR
   Representing Ord Shrs........................2.15%
ENI SpA Sponsored ADR Representing 5 Ord Shrs...2.08%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Consequently, we overweighted European banks and underweighted insurance companies. Overall, our financial services weighting roughly in line with that of the market, but our stock selection proved to be the difference, as our holdings outperformed the sector overall.

ECONOMIC OPTIMISM SPURS ENERGY AND MATERIALS HIGHER

We also saw strong performance from the basic materials and energy sectors -- two areas that benefited from rising commodity prices and mounting optimism about the global economic recovery. Included among the strong performers in these sectors were Canadian gold mining company Barrick Gold, Italian oil company ENI, and Statoil, the Norwegian integrated oil concern.

Finally, 2002 has witnessed a recovery in Japanese stocks, and the fund was positioned to capitalize on the upward trend. Notable was the performance of consumer electronics leader Sony and office equipment maker Canon -- two exporters possessing strong fundamentals that would likely receive a boost from an economic recovery in the U.S. and Europe.

The only area that could be considered a weak spot during the last six months was the fund's telecommunications weighting. But even in telecom, which was one of the market's poorer performing sectors, our focus on dominant wireline service providers resulted in the fund's holdings slipping only fractionally, while the sector overall endured double-digit declines.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of International Blue Chip Value Fund-Investor Class, inclusion of a redemption fee, for the period from inception (10/98) through 4/02.

      INVESCO INTERNATIONAL BLUE CHIP
      VALUE FUND-INVESTOR CLASS                 MSCI-EAFE INDEX(4)

4/98  $10,000                                   $10,000
4/99  $10,590                                   $11,544
4/00  $12,002                                   $13,180
4/01  $11,272                                   $11,064
4/02  $10,390                                   $ 9,557


FUND MANAGEMENT

[PHOTOGRAPH OF ERIK B. GRANADE, CFA, CIC OMITTED]

ERIK B. GRANADE, CFA, CIC
INTERNATIONAL BLUE CHIP VALUE FUND

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.) AND THE LEAD MANAGER FOR THE TEAM THAT OVERSEES INTERNATIONAL BLUE CHIP VALUE FUND. HE RECEIVED A BA FROM TRINITY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST (CFA) CHARTERHOLDER. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

LINE GRAPH:  INVESCO INTERNATONAL BLUE CHIP VALUE FUND-CLASS A GROWTH OF
             $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund-Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund-Class A, inclusion of sales charge, for the period from inception 4/1/02 through 4/30/02.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-CLASS A                           MSCI-EAFE INDEX(4)

4/1/02  $10,000                                      4/1/02  $10,000
4/30/02 $ 9,662                                      4/30/02 $10,026

LINE GRAPH:  INVESCO INTERNATONAL BLUE CHIP VALUE FUND-CLASS B GROWTH OF
             $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund-Class B to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund-Class B, inclusion of contingent deferred sales charge, for the period from inception 4/1/02 through 4/30/02.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-CLASS B                           MSCI-EAFE INDEX(4)

4/1/02  $10,000                                      4/1/02  $10,000
4/30/02 $ 9,757                                      4/30/02 $10,026

ATTRACTIVE VALUES STILL EXIST

Going forward, we are encouraged by the market's tone and continue to be optimistic about the fund's holdings. Although many of our companies have enjoyed strong performance during the past six months, we believe that most continue to represent attractive values, particularly within the context of their promising fundamental growth prospects and solid balance sheets.

With this in mind, we do not foresee the portfolio's composition changing significantly during the next six months, as we are seeing favorable trends benefiting many of our holdings. For example, our consumer stocks have started to see volumes and pricing power increase modestly. And, although our financial services holdings have rallied recently, we believe they continue to offer compelling value beyond the short term. Selected opportunities in the energy sector also have promise, and we will maintain our overweighted exposure. We are not as enthusiastic about technology or basic materials. The tech sector's fundamentals continue to be softened by a dearth of corporate spending. In basic materials, the fundamentals still appear favorable, but many of our holdings have performed so well that we believe we could probably find better values elsewhere.

Regardless of tactical moves, our strategy will not change. We will continue to look for blue-chip international companies that possess a dominant share in growing markets, that boast solid fundamental prospects and balance sheets, and that are trading at prices that we believe are attractive.

FOR MORE DETAILS ON ERIK GRANADE'S CURRENT OUTLOOK FOR INTERNATIONAL MARKETS, PLEASE SEE PAGE 11.

LINE GRAPH:  INVESCO INTERNATONAL BLUE CHIP VALUE FUND-CLASS C GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund-Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 4/02.

      INVESCO INTERNATIONAL BLUE CHIP
      VALUE FUND-CLASS C                              MSCI-EAFE INDEX(4)

2/00  $10,000                                   2/00  $10,000
4/00  $ 9,652                                   4/00  $ 9,845
4/01  $ 9,001                                   4/01  $ 8,265
4/02  $ 8,184                                   4/02  $ 7,139

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............21.84%
            Japan.......................17.60%
            Switzerland.................10.77%
            Netherlands..................9.14%
            France.......................9.12%
            Germany......................5.24%
            Italy........................4.52%
            Spain........................4.05%
            Australia....................2.48%
            United States................2.48%
            South Korea..................2.01%
            Brazil.......................1.97%
            Mexico.......................1.35%
            Portugal.....................1.14%
            Canada.......................1.02%
            Norway.......................1.01%
            Hong Kong....................0.96%
            Net Cash & Cash Equivalents..3.30%

(3) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4) THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN  INVESTMENTS  ENTAIL SPECIAL RISKS,  INCLUDING FOREIGN CURRENCY EXCHANGE
RATE  FLUCTUATIONS,   AS  WELL  AS  DIFFERENCES  IN  ACCOUNTING  AND  SECURITIES
REGULATIONS.

QUESTIONS & ANSWERS

AN INTERVIEW WITH INTERNATIONAL BLUE CHIP VALUE FUND MANAGER ERIK GRANADE

[PHOTGRAPH OF ERIK GRANADE OMITTED]

ERIK GRANADE MANAGES INVESCO INTERNATIONAL BLUE CHIP VALUE FUND

MARKETS RISING IN THE EAST--

WHAT'S BEHIND THE RECENT STRONG PERFORMANCE IN JAPAN AND MANY EMERGING MARKETS?

HOW IS 2002 SHAPING UP IN INTERNATIONAL MARKETS?

ERIK GRANADE: Stock market leadership appears to be changing hands. For the first time in years, Japan has been outperforming Europe, and emerging markets have been performing well, too.

WHAT'S BEEN THE IMPETUS BEHIND JAPAN'S RECENT STRONG PERFORMANCE?

ERIK GRANADE: It's been a number of different factors. But before we can understand why Japan has performed well recently, we need to understand what has brought us here. Since the real estate bubble in the late 1980s, poor investor sentiment and a deflationary economic backdrop have plagued the Japanese market. On top of this, the Japanese financial system was broken. There was very little accounting transparency, and a tangled web of cross-ownership muddled corporate books. As a result, most western investors were frustrated because Japan's companies did not seem as shareholder-friendly as their western counterparts. Because of these trends, Japanese stocks have generally underperformed the rest of the world for well over a decade.

But then, two things happened: First, there was increasing optimism about the direction of the global economy. Because exports represent such a large percentage of the country's gross domestic product, the success of Japan's economy is highly dependent on the health of -- and level of -- consumption by the global economy. As investors became more confident that the world's level of business activity would bounce back during 2002, they began to look for opportunities that would receive the biggest boost from the recovery. Japan certainly fit that bill. Money began to rotate back into the country, and Japanese stocks benefited -- particularly companies that were exporters. A further impetus to Japanese market gains has been the very strong fundamental performance of Japan's best companies, those that are globally competitive outside of the Japanese domestic market.

The second element that contributed to Japan's stock market improvement has been that market's technical profile. At the beginning of the year, most international investors were severely underexposed to Japan. But as Japanese stocks started to demonstrate signs of life, international money managers had to increase their exposure or risk falling behind their peers. In a sense, Japanese stocks benefited from a "snowball" effect. As performance improved, more money flowed in, which reinforced the trend of strong performance. At the same time, March is the fiscal year-end in Japan. And at the end of the fiscal year, government entities reallocate public funds, which served as another technical catalyst for Japanese stocks.

On top of this, a new rule was imposed in Japan that forbids "shorting" stocks on a downtick. When investors "short" stocks, they profit when the stock in question declines in price. In the U.S., investors cannot short falling stocks. This rule helps markets to self-correct and prevents bad days on the stock market from becoming worse. Until recently, investors were allowed to short Japanese stocks when they were falling, which could exacerbate a bad situation.

WHAT'S BEEN HAPPENING IN EMERGING MARKETS?

ERIK GRANADE: Many of the same fundamental forces that have supported Japanese shares have also supported emerging markets. I think emerging markets and Japanese stocks are very similar to a deep-value cyclical stock, such as a paper company. Deep cyclical stocks depend on an upswing in the business cycle to grow. When the U.S. economy booms, deep cyclicals receive a boost to their fundamentals. But when the U.S. economy busts, paper companies and the like can't sell more product because demand decreases. The same holds true for Japan and emerging markets: When the global economy expands, demand increases and liquidity increases, so these markets do well. When liquidity dries up and demand falls, these markets don't perform very well. With the U.S. Federal Reserve having taken real interest rates to essentially zero, and nominal rates to levels not seen since the Kennedy administration, and with central banks around the world following suit, there was ample liquidity to provide a catalyst for emerging markets. Consequently, Asian emerging markets have performed well, such as South Korea.

HOW ABOUT LATIN AMERICA?

ERIK GRANADE: Latin America has been performing well. Early in the period, Argentina devalued its currency, which temporarily hurt that region. But it soon became apparent that Argentina's problems were its own, and money began flowing back into the area.

WHAT'S BEEN HAPPENING IN EUROPE?

ERIK GRANADE: The improvement in European economies has generally paced that of the recovery in the U.S. However, European stocks have outperformed their U.S. counterparts. The reason for this is manifold. But I believe the primary factor in Europe's strong relative performance has been a growing recognition on the part of investors that European companies possess the same operating earnings potential that U.S. firms do.

In the past, U.S. stocks have commanded a "U.S. premium" of sorts whereby investors have afforded American companies higher valuation multiples than European companies. Much of this was based on an assumption that U.S. companies had higher rates of underlying profitability. At present it is very difficult to discern any better levels of corporate profitability in the U.S. Given that European stocks, on average, trade at substantial discounts to their U.S. counterparts across most major sectors of the market, it would seem to us that European stocks offer very good relative value currently.

Perhaps the thrust behind the change has been the euro strengthening against the dollar, or maybe it has to do with the difficult fundamental outlook for U.S. tech companies, which, even after recent declines, continue to represent an important component of market-weighted U.S. stock market benchmarks.

WHAT DO THE NEXT SIX MONTHS HOLD FOR INTERNATIONAL MARKETS?

ERIK GRANADE: We are bottom-up investors, so we don't try to predict performance of specific markets or regions of the world. That said, we continue to see signs of a healthy overall market backdrop. Given our focus on stock selection, the improving breadth of overseas markets (measuring the growing percentage of companies outperforming the benchmarks) is very favorable for our style of investment. With strong signs of a stabilizing global economy, we see numerous opportunities in companies across almost all major sectors and geographic regions of the market that are poised to benefit from a more benign economic environment. And many of these companies continue to trade at a meaningful discount to their American peers, in spite of their equally attractive fundamental prospects.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATIONS.

"WITH STRONG SIGNS OF A STABLIZING GLOBAL ECONOMY, WE SEE OPPORTUNITIES IN COMPANIES ACROSS ALMOST ALL MAJOR SECTORS AND GEOGRAPHIC REGIONS OF THE MARKET THAT ARE POISED TO BENEFIT FROM A MORE BENIGN ECONOMIC ENVIRONMENT."

--ERIK GRANADE

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2001 THROUGH APRIL 2002

Investor sentiment fluctuated from one extreme to the other during the six-month period ended April 30, 2002, leading to a wide range of results for global markets. That said, conditions were generally much better than they were during the anemic third quarter of 2001, with most economies in the world showing signs of recovery in the wake of the 9/11 tragedies. International stocks, boosted by especially strong gains in emerging markets, typically fared better than their U.S. counterparts during the period, though Old Economy U.S. equities, as represented by the Dow Jones Industrials, managed to keep pace.

The period began with widespread investor optimism in November and December, months marked by an influx of positive economic data from virtually all corners of the world. In the United States, retails sales growth advanced on a wave of 0% automobile financing and a surge of mortgage refinancing while consumer confidence rose in December for the first time in six months. Two more Federal Reserve interest rate cuts also helped lay the groundwork for better times, bolstering investors' confidence.

The European Central Bank (ECB) opted to lower interest rates in November as well, given the lack of inflationary pressure in the region. Despite a difficult business climate, during which major European employers like DaimlerChrysler and ING announced layoffs, markets in Europe continued to rebound off their September lows. Meanwhile, emerging markets were bolstered by Taiwan's acceptance into the World Trade Organization (Taiwan joined with China under its Chinese name, Taipei), reports of economic growth in Mexico, and an improvement in trade activity in Korea. And while Argentina's economic crisis came to the fore late in 2001, Latin American markets were largely unshaken. Japan, on the other hand, remained under pressure in November and December as the country's recession and credit concerns sent markets there downward.

Unfortunately, the New Year bought a fresh dose of uncertainty that was most evident in the United States. U.S. markets dropped in January and February, sent lower by growing concern over the accounting issues raised by Enron Corp's bankruptcy. European stocks also retreated, but not as sharply. Negative corporate news persisted across Europe, but the introduction of the euro as a physical currency proceeded smoothly in January.

At the same time, emerging markets continued to outperform, aided by strong market gains in Taiwan and Korea. In addition, Japan -- after the Nikkei Index reached a 17-year low at one point in January -- appeared to turn a corner in February. Japanese stocks staged a rally as investors became more satisfied with the progress local banks made in their handling of bad loans. And the best performance in February could be found in South America, were equities advanced substantially as it became increasingly unlikely that Argentina's loan default would have much impact on other regional economies.

In March, U.S. equity markets bounced back, supported by a rise in durable goods orders and a steep increase in the Consumer Confidence indicator. However, all of March's gains were lost the following month, which proved to be one of the worst Aprils the U.S. stock market had seen in years. Although first-quarter earnings reports generally met expectations, headlines detailing new accounting irregularities and a handful of high-profile earnings misses dampened investors' previously positive mood. And the Federal Reserve shifted its monetary policy stance to a more neutral bias, igniting speculation that the next interest rate adjustment could be higher.

European stocks advanced in March only to fall back again in April, with poor outlook statements from leading European technology bellwethers Nokia and Ericsson setting the tone. On the positive side, however, economic data remained generally strong, and the euro gained ground against the dollar during the final two months of the funds' semiannual period. Furthermore, emerging markets continued to climb higher, with Taiwanese equities reaching and 18-month high at the beginning of April, thanks to improving industrial output and rising business confidence. Japan's markets also advanced, benefiting from a favorable outlook for the country's export sector.

All told, it was a period of fits and starts reflecting the global economy's growing pains. Nonetheless, the overriding theme was one of gradual recovery, and most analysts believe that 2002 will continue to see economic improvements and perhaps the materialization of sustained profits recovery.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATIONS.

"ALL TOLD, IT WAS A PERIOD OF FITS AND STARTS REFLECTING THE GLOBAL ECONOMY'S GROWING PAINS. NONETHELESS, THE OVERRIDING THEME WAS ONE OF GRADUAL RECOVERY, AND MOST ANALYSTS BELIEVE THAT 2002 WILL CONTINUE TO SEE ECONOMIC IMPROVEMENTS AND PERHAPS THE MATERIALIZATION OF SUSTAINED PROFITS RECOVERY."

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2002
UNAUDITED

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
97.98  COMMON STOCKS
3.06   DENMARK
       Carlsberg A/S(a)                                    BR                35,000                $   1,529,264
       Group 4 Falck A/S(a)                                DE                30,000                    3,519,701
       Novo Nordisk A/S B Shrs(a)                          PH                35,000                    1,026,580
       Vestas Wind Systems A/S(a)                          IM                82,450                    2,698,135
================================================================================================================
                                                                                                       8,773,680
2.90   FINLAND
       Nokia Oyj(a)                                        TE               513,600                    8,311,977
================================================================================================================
24.03  FRANCE
       A Novo                                              EE               135,000                    1,733,491
       Altran Technologies SA(a)                           CN                80,300                    4,196,783
       Atos Origin SA(a)(b)                                IS                40,000                    2,919,564
       Autoroutes du Sud de la France(b)                   HR                 7,098                      175,890
       Aventis SA(a)                                       PH               100,000                    7,105,174
       AXA                                                 ML                    10                          212
       BNP Paribas SA                                      BA               120,000                    6,271,656
       Business Objects SA Sponsored ADR
         Representing Ord Shrs(a)(b)                       AO                74,000                    2,491,580
       Cap Gemini SA(a)                                    SY                24,000                    1,400,309
       Essilor International SA                            HS               125,970                    5,126,182
       Groupe Danone                                       PF                12,700                    1,682,264
       Havas Advertising SA                                AD               351,574                    2,629,468
       Hermes International NPV                            AA                11,643                    1,797,195
       Lagardere SCA                                       DE                70,000                    3,123,573
       LVMH Moet Hennessy Louis Vuitton SA                 LP                35,000                    1,830,810
       NRJ Group(a)                                        BC               100,000                    1,982,420
       Publicis Groupe                                     AD                60,000                    1,832,837
       Sanofi-Synthelabo SA                                PH                65,000                    4,161,505
       Schneider Electric SA(a)                            IM                45,000                    2,171,426
       STMicroelectronics NV                               SC               105,000                    3,264,235
       Technip-Coflexip SA(a)                              CN                22,500                    3,175,026
       Thomson Multimedia SA(a)(b)                         CL                97,496                    2,666,358
       TotalFinaElf SA Series B Shrs                       IO                40,000                    6,062,601
       Vivendi Universal SA(a)                             ME                35,000                    1,116,148
================================================================================================================
                                                                                                      68,916,707
7.78   GERMANY
       Aixtron AG                                          SE                73,619                    1,160,916
       Allianz AG(a)                                       ML                17,500                    4,122,870
       Bayerische Motoren Werke AG(a)                      AM               101,300                    4,017,296
       DAB Bank AG                                         IA               100,000                      748,814
       Deutsche Boerse AG                                  DF                42,000                    1,869,602
       Infineon Technologies AG(a)(b)                      SC                80,000                    1,456,178
       Medion AG                                           DI                74,000                    2,519,890
       MLP AG(a)                                           IA                20,000                    1,178,639
       SAP AG(a)                                           AO                16,000                    2,084,929

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Wedeco AG Water Technology(b)                       WU               160,200                $   3,161,401
================================================================================================================
                                                                                                      22,320,535
0.72   IRELAND
       CRH PLC                                             BP               120,000                    2,054,508
================================================================================================================
4.05   ITALY
       Banca Fideuram SpA                                  DF                90,000                      687,720
       ENI SpA                                             IO               200,000                    3,072,751
       Luxottica Group SpA Sponsored ADR
         Representing Ord Shrs                             HS               150,000                    3,015,000
       Mediaset SpA                                        BC               100,000                      838,023
       Telecom Italia Mobile SpA(a)                        WT               650,000                    2,840,718
       UniCredito Italiano SpA                             BA               250,000                    1,160,166
================================================================================================================
                                                                                                      11,614,378
1.05   LUXEMBOURG
       Thiel Logistik AG(b)                                AO               282,240                    3,001,052
================================================================================================================
8.31   NETHERLANDS
       ASML Holding NV(b)                                  SE               100,000                    2,270,772
       Buhrmann NV                                         DI               120,000                    1,536,556
       Gucci Group NV                                      AA                40,000                    3,874,730
       Heineken NV                                         BR                40,000                    1,802,200
       ING Groep NV                                        ML               105,000                    2,772,234
       Koninklijke KPN NV                                  IE               619,889                    2,809,667
       Koninklijke Philips Electronics NV                  CL                85,000                    2,624,859
       QIAGEN NV(b)                                        BI                66,362                      856,917
       Teleplan International NV(b)                        DE               180,000                    1,897,717
       Vedior NV Certificates                              ES               245,036                    3,393,726
================================================================================================================
                                                                                                      23,839,378
0.90   NORWAY
       Tomra Systems ASA                                   EN               337,892                    2,572,608
================================================================================================================
0.47   PORTUGAL
       M Fundoes Accoes Portugal Closed-End Fund(b)        IN                90,000                    1,359,463
================================================================================================================
4.65   SPAIN
       Banco Bilbao Vizcaya Argentaria SA                  BA               150,000                    1,749,035
       Banco Popular Espanol SA                            BA                22,000                      902,199
       Banco Santander Central Hispano SA                  BA               260,000                    2,408,460
       Gas Natural SDG SA                                  GU               105,000                    2,124,118
       Telefonica Publicidad e Infomacion SA(a)            AD               330,000                    1,376,791
       Telefonica SA(b)                                    IE               446,068                    4,775,188
================================================================================================================
                                                                                                      13,335,791
3.61   SWEDEN
       Assa Abloy AB Series B Shrs(a)                      BP               324,468                    4,199,845
       Securitas AB Series B Shrs(a)                       DE               280,000                    5,204,765
       Skandia Forsakrings AB(a)                           ML               200,000                      949,860
================================================================================================================
                                                                                                      10,354,470
13.04  SWITZERLAND
       Adecco SA(a)                                        ES                60,000                    3,796,062
       Converium Holding AG(b)                             RE                27,500                    1,512,407
       Credit Suisse Group(b)                              BA                60,000                    2,138,757

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Micronas Semiconductor Holding AG(b)                SC                30,000                $     861,058
       Nestle SA                                           PF                27,000                    6,382,939
       Novartis AG                                         PH               200,000                    8,388,371
       Serono SA Bearer Shrs                               DR                 8,000                    6,123,079
       Straumann Holding AG                                HC                22,240                    1,781,149
       Swiss Re                                            RE                30,000                    3,027,591
       UBS AG(b)                                           BA                70,000                    3,374,483
================================================================================================================
                                                                                                      37,385,896
23.40  UNITED KINGDOM
       Abbey National PLC                                  BA                90,000                    1,430,923
       ARM Holdings PLC(b)                                 SC             1,075,000                    3,462,180
       Arsenal Holdings PLC(b)                             ME                     2                        5,028
       Autonomy Corp PLC(b)                                DP               129,035                      639,345
       Barclays PLC                                        BA             1,000,000                    8,758,373
       BP PLC                                              IO               450,000                    3,839,621
       British Sky Broadcasting PLC(b)                     CO               420,000                    4,700,667
       Centrica PLC                                        OQ             1,000,000                    3,078,546
       CGNU PLC                                            ML               250,000                    2,572,135
       COLT Telecom Group PLC(b)                           IE             1,770,400                      877,201
       Compass Group PLC                                   HO               200,000                    1,244,534
       Galen Holdings PLC                                  DR               127,689                    1,004,838
       GKN PLC                                             AP               500,000                    2,338,967
       GlaxoSmithKline PLC                                 PH               282,440                    6,832,557
       Hays PLC                                            ES             1,000,000                    2,510,199
       HSBC Holdings PLC                                   BA               300,000                    3,541,239
       Manchester United PLC                               LF             2,000,000                    3,563,099
       mm02 PLC(b)                                         WT             2,000,000                    1,267,851
       Pearson PLC                                         PU               140,000                    1,685,222
       3i Group PLC                                        IN                60,000                      605,071
       Turbo Genset PLC(b)                                 IM             1,356,667                      889,682
       Vodafone Group PLC                                  WT             4,486,106                    7,240,395
       WPP Group PLC                                       AD               475,000                    5,039,343
================================================================================================================
                                                                                                      67,127,016
0.01   UNITED STATES
       OpenTV Corp(b)                                      AO                 9,107                       36,883
================================================================================================================
       TOTAL COMMON STOCKS (COST $323,406,929)                                                       281,004,342
================================================================================================================
2.02   PREFERRED STOCKS
2.02   GERMANY
       Porsche AG, Pfd (Cost $2,604,253)                   AM                13,000                    5,804,553
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $326,011,182)                                                                         $ 286,808,895
================================================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
97.43  COMMON STOCKS
2.57   AUSTRALIA
       National Australia Bank Ltd                         BA                73,000                $   1,362,235
================================================================================================================
2.04   BRAZIL
       Companhia Vale do Rio Doce Sponsored ADR
         Representing Ord Shrs(b)                          DM                 9,900                      270,171

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Petroleo Brasileiro SA-Petrobras Sponsored ADR
        Representing Ord Shrs                              OX                33,000                $     811,800
================================================================================================================
                                                                                                       1,081,971
1.06   CANADA
       Barrick Gold                                        GO                28,000                      561,960
================================================================================================================
9.43   FRANCE
       Compagnie de Saint-Gobain                           CA                 4,400                      753,320
       Compagnie Generale des Establissements
         Michelin Series B Shrs                            TR                25,000                      968,682
       Societe Generale Series A Shrs                      BA                21,000                    1,438,156
       TotalFinaElf SA Sponsored ADR
         Representing 1/2 Ord Shr                          IO                17,150                    1,298,427
       Vivendi Universal SA                                ME                17,000                      542,129
================================================================================================================
                                                                                                       5,000,714
5.42   GERMANY
       BASF AG(a)                                          DC                24,000                    1,028,335
       Bayer AG(a)                                         DC                14,100                      462,099
       Deutsche Bank AG                                    BA                13,000                      862,172
       SAP AG Sponsored ADR Representing 1/4 Ord Shr(a)    AO                16,000                      521,600
================================================================================================================
                                                                                                       2,874,206
0.99   HONG KONG
       China Mobile Ltd(b)                                 WT               160,000                      524,156
================================================================================================================
4.67   ITALY
       ENI SpA Sponsored ADR Representing 5 Ord Shrs(a)    IO                14,900                    1,137,913
       Sanpaolo IMI SpA Sponsored ADR
         Representing 2 Ord Shrs(a)                        BA                22,000                      496,320
       Telecom Italia SpA Sponsored ADR
         Representing 10 Ord Shrs(a)                       IE                10,500                      843,150
================================================================================================================
                                                                                                       2,477,383
18.20  JAPAN
       Canon Inc                                           OE                25,000                      957,944
       Fuji Photo Film Ltd                                 PT                33,000                    1,048,598
       Hitachi Ltd Sponsored ADR
         Representing 10 Ord Shrs                          EE                 8,700                      653,892
       Ito-Yokado Ltd                                      FR                16,000                      788,785
       Kyocera Corp                                        EE                11,000                      748,754
       Nintendo Ltd                                        LP                 3,400                      476,636
       Nippon Telegraph & Telephone Sponsored ADR
         Representing 1/200 Ord Shr                        IE                53,000                    1,052,050
       Sony Corp Sponsored ADR
         Representing Ord Shrs                             CL                19,000                    1,029,800
       Takeda Chemical Industries Ltd                      PH                14,000                      612,773
       Takefuji Corp                                       CF                10,050                      726,355
       TDK Corp                                            EE                15,000                      817,757
       Toyota Motor                                        AM                27,000                      735,981
================================================================================================================
                                                                                                       9,649,325
1.39   MEXICO
       Telefonos de Mexico SA Sponsored ADR
         Representing 20 Series L Shrs                     IE                19,500                      737,880
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
9.45   NETHERLANDS
       ABN AMRO Holding NV Sponsored ADR
         Representing Ord Shrs                             BA                59,000                $   1,180,590
       ING Groep NV                                        ML                43,000                    1,135,296
       Koninklijke Philips Electronics NV New York
         Registered Shrs                                   CL                41,000                    1,271,410
       Unilever NV New York Registered Shrs                PF                22,000                    1,423,400
================================================================================================================
                                                                                                       5,010,696
1.04   NORWAY
       Statoil ASA(b)                                      OR                65,000                      552,885
================================================================================================================
1.18   PORTUGAL
       Portugal Telecom SGPS SA Sponsored ADR
         Representing Ord Shrs                             IE                86,000                      623,500
================================================================================================================
2.08   SOUTH KOREA
       Korea Electric Power Sponsored ADR
         Representing 1/2 Ord Shr                          EU                50,000                      535,000
       KT Corp Sponsored ADR
         Representing 1/2 Ord Shr                          IE                25,000                      566,250
================================================================================================================
                                                                                                       1,101,250
4.19   SPAIN
       Banco Popular Espanol SA                            BA                18,500                      758,668
       Endesa SA Sponsored ADR
         Representing Ord Shrs                             EU                66,000                      998,580
       Repsol-YPF SA Sponsored ADR
         Representing Ord Shrs                             IO                38,000                      465,500
================================================================================================================
                                                                                                       2,222,748
11.14  SWITZERLAND
       Nestle SA(a)(b)                                     PF                 7,200                    1,702,117
       Novartis AG                                         PH                41,500                    1,740,587
       Roche Holding AG(b)                                 PH                10,000                      757,669
       Syngenta AG                                         FA                11,000                      678,970
       Zurich Financial Services AG(a)                     ML                 4,400                    1,023,887
================================================================================================================
                                                                                                       5,903,230
22.58  UNITED KINGDOM
       Abbey National PLC                                  BA                57,000                      906,251
       BAE Systems PLC                                     AE               157,600                      801,550
       BP PLC                                              IO               110,000                      938,574
       BT Group PLC(b)                                     IE               170,000                      639,172
       Cadbury Schweppes PLC                               PF               100,000                      758,525
       Diageo PLC                                          BR                79,000                    1,048,804
       GlaxoSmithKline PLC                                 PH                28,000                      677,353
       GlaxoSmithKline PLC Sponsored ADR
         Representing 2 Ord Shrs                           PH                13,000                      624,650
       HSBC Holdings PLC                                   BA               120,000                    1,416,496
       Kingfisher PLC                                      GM                84,400                      471,690
       Marks & Spencer Group PLC                           FR                82,571                      477,713
       Rolls-Royce PLC                                     AE               210,000                      581,463
       Royal Bank of Scotland Group PLC                    BA                25,000                      716,992
       Scottish Power PLC                                  EU               145,000                      834,669

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Shell Transport & Trading PLC New York
         Registered Shrs                                   IO                25,000                $   1,078,750
================================================================================================================
                                                                                                      11,972,652
       TOTAL COMMON STOCKS (COST $48,353,280)                                                         51,656,791
================================================================================================================
2.57   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
2.57   UNITED STATES
       Repurchase Agreement with State Street dated
         4/30/2002 due 5/1/2002 at 1.850%, repurchased
         at $1,360,070 (Collateralized by Freddie Mac,
         Reference Notes, due 7/15/2005 at 7.000%,
         value $1,389,290)(Cost $1,360,000)                RA         $   1,360,000                    1,360,000
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $49,713,280)                                                                          $  53,016,791
================================================================================================================

(a) Loaned security, a portion or all of the security is on loan at April 30, 2002.

(b) Security is non-income producing.


SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                               % OF
                                                     INDUSTRY            INVESTMENT
INDUSTRY                                                 CODE            SECURITIES                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                                                AD                 3.79%                $  10,878,439
Apparel & Accessories                                      AA                 1.98                     5,671,925
Application Software                                       AO                 2.66                     7,614,444
Auto Parts & Equipment                                     AP                 0.82                     2,338,967
Automobile Manufacturers                                   AM                 3.43                     9,821,849
Banks                                                      BA                11.07                    31,735,291
Biotechnology                                              BI                 0.30                       856,917
Brewers                                                    BR                 1.16                     3,331,464
Broadcasting -- Radio/TV                                   BC                 0.98                     2,820,443
Building Products                                          BP                 2.18                     6,254,353
Cable & Satellite Operators                                CO                 1.64                     4,700,667
Construction & Engineering                                 CN                 2.57                     7,371,809
Consumer Electronics                                       CL                 1.85                     5,291,217
Data Processing Services                                   DP                 0.22                       639,345
Distributors                                               DI                 1.41                     4,056,446
Diversified Commercial Services                            DE                 4.79                    13,745,756
Diversified Financial Services                             DF                 0.89                     2,557,322
Drug Retail                                                DR                 2.49                     7,127,917
Electronic Equipment & Instruments                         EE                 0.60                     1,733,491
Employment Services                                        ES                 3.38                     9,699,987
Environmental Services                                     EN                 0.90                     2,572,608
Gas Utilities                                              GU                 0.74                     2,124,118
Health Care Equipment                                      HC                 0.62                     1,781,149
Health Care Supplies                                       HS                 2.84                     8,141,182
Highway & Railtracks                                       HR                 0.06                       175,890
Hotels                                                     HO                 0.43                     1,244,534
Industrial Machinery                                       IM                 2.01                     5,759,243

SUMMARY OF INVESTMENTS BY INDUSTRY
(CONTINUED)

                                                                               % OF
                                                     INDUSTRY            INVESTMENT
INDUSTRY                                                 CODE            SECURITIES                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Integrated Oil & Gas                                       IO                 3.45%                $   9,902,222
Integrated Telecommunication Services                      IE                 2.95                     8,462,056
Internet Software & Services                               IS                 1.02                     2,919,564
Investment Adviser/Broker Dealer Services                  IA                 0.67                     1,927,453
Investment Companies                                       IN                 0.69                     1,964,534
Leisure Facilities                                         LF                 1.24                     3,563,099
Leisure Products                                           LP                 0.64                     1,830,810
Movies & Entertainment                                     ME                 0.39                     1,121,176
Multi-Line Insurance                                       ML                 3.63                    10,417,311
Oil & Gas Equipment & Services                             OQ                 1.07                     3,078,546
Oil & Gas Exploration & Production                         OX                 1.07                     3,072,751
Packaged Foods                                             PF                 2.81                     8,065,203
Pharmaceuticals                                            PH                 9.59                    27,514,187
Publishing & Printing                                      PU                 0.59                     1,685,222
Reinsurance                                                RE                 1.58                     4,539,998
Semiconductor Equipment                                    SE                 1.20                     3,431,688
Semiconductors                                             SC                 3.15                     9,043,651
Systems Software                                           SY                 0.49                     1,400,309
Telecommunications Equipment                               TE                 2.90                     8,311,977
Water Utilities                                            WU                 1.10                     3,161,401
Wireless Telecommunication Services                        WT                 3.96                    11,348,964
================================================================================================================
                                                                            100.00%                $ 286,808,895
================================================================================================================
INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                                        AE                 2.61%                $   1,383,013
Application Software                                       AO                 0.98                       521,600
Automobile Manufacturers                                   AM                 1.39                       735,981
Banks                                                      BA                17.24                     9,137,880
Brewers                                                    BR                 1.98                     1,048,804
Construction Materials                                     CA                 1.42                       753,320
Consumer Electronics                                       CL                 4.34                     2,301,210
Consumer Finance                                           CF                 1.37                       726,355
Diversified Chemicals                                      DC                 2.81                     1,490,434
Diversified Metals & Mining                                DM                 0.51                       270,171
Electric Utilities                                         EU                 4.47                     2,368,249
Electronic Equipment & Instruments                         EE                 4.19                     2,220,403
Fertilizers & Agricultural Chemicals                       FA                 1.28                       678,970
Food Retail                                                FR                 2.39                     1,266,498
General Merchandise Stores                                 GM                 0.89                       471,690
Gold                                                       GO                 1.06                       561,960
Integrated Oil & Gas                                       IO                 9.28                     4,919,164
Integrated Telecommunication Services                      IE                 8.42                     4,462,002
Leisure Products                                           LP                 0.90                       476,636
Movies & Entertainment                                     ME                 1.02                       542,129
Multi-Line Insurance                                       ML                 4.07                     2,159,183
Office Electronics                                         OE                 1.81                       957,944
Oil & Gas Exploration & Production                         OX                 1.52                       811,800
Oil & Gas Refining & Marketing                             OR                 1.03                       552,885
Packaged Foods                                             PF                 7.33                     3,884,042
Pharmaceuticals                                            PH                 8.32                     4,413,032
Photographic Products                                      PT                 1.98                     1,048,598

SUMMARY OF INVESTMENTS BY INDUSTRY
(CONTINUED)

                                                                               % OF
                                                     INDUSTRY            INVESTMENT
INDUSTRY                                                 CODE            SECURITIES                        VALUE
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Repurchase Agreements                                      RA                 2.57%                $   1,360,000
Tires & Rubber                                             TR                 1.83                       968,682
Wireless Telecommunication Services                        WT                 0.99                       524,156
================================================================================================================
                                                                            100.00%                $  53,016,791
================================================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2002
UNAUDITED

                                                                                          INTERNATIONAL
                                                                       EUROPEAN               BLUE CHIP
                                                                           FUND              VALUE FUND
--------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                    $   326,011,182          $   49,713,280
========================================================================================================
  At Value(a)                                                   $   286,808,895          $   53,016,791
Cash                                                                    437,890                  66,914
Foreign Currency (Cost $274,134 and $3,512, respectively)               274,809                   3,530
Receivables:
  Investment Securities Sold                                          4,185,543                  43,153
  Fund Shares Sold                                                   12,209,600               1,502,926
  Dividends and Interest                                                352,124                 199,722
  Foreign Tax Reclaim                                                   443,594                  71,429
Appreciation on Forward Foreign Currency Contracts                          801                     101
Other Investments (Note 5)                                           58,028,219               6,318,412
Prepaid Expenses and Other Assets                                        38,627                  17,730
========================================================================================================
TOTAL ASSETS                                                        362,780,102              61,240,708
========================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     1,320,810                       0
  Fund Shares Repurchased                                               436,036                  68,205
  Securities Loaned                                                  58,028,219               6,318,412
Accrued Distribution Expenses
  Investor Class                                                         62,954                  10,511
  Class A                                                                    10                      19
  Class B                                                                     1                      16
  Class C                                                                 3,384                     869
  Class K                                                                   351                      --
Accrued Expenses and Other Payables                                      97,309                  14,760
========================================================================================================
TOTAL LIABILITIES                                                    59,949,074               6,412,792
========================================================================================================
NET ASSETS AT VALUE                                             $   302,831,028          $   54,827,916
========================================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   544,668,241          $   59,712,455
Accumulated Undistributed Net Investment Loss                        (1,084,795)               (130,386)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions          (201,555,875)             (8,060,062)
Net Appreciation (Depreciation) of Investment Securities
  and Foreign Currency Transactions                                 (39,196,543)              3,305,909
========================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $   302,831,028          $   54,827,916
========================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $   294,716,985          $   52,858,725
========================================================================================================
  Class A                                                       $         6,711          $       17,215
========================================================================================================
  Class B                                                       $           936          $       30,516
========================================================================================================
  Class C                                                       $     7,233,922          $    1,921,460
========================================================================================================
  Class K                                                       $       872,474                      --
========================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2002
UNAUDITED


                                                                                          INTERNATIONAL
                                                                       EUROPEAN               BLUE CHIP
                                                                           FUND              VALUE FUND
                                                                    (CONTINUED)             (CONTINUED)
-------------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                     28,987,649               5,743,839
  Class A                                                                   698                   1,880
  Class B                                                                    92                   3,321
  Class C                                                               747,376                 213,291
  Class K                                                                86,585                      --
=======================================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $         10.17          $         9.20
  Class A
   Redemption Price per Share                                   $          9.62          $         9.16
   Offering Price per Share (Maximum sales charge of 5.50%)     $         10.18          $         9.69
  Class B, Offering and Redemption Price per Share              $         10.17          $         9.19
  Class C, Offering and Redemption Price per Share              $          9.68          $         9.01
  Class K, Offering and Redemption Price per Share              $         10.08                      --
=======================================================================================================

(a) Investment securities at cost and value at April 30, 2002 includes a repurchase agreement of $1,360,000 for International Blue Chip Value Fund.

(b) INVESCO International Funds, Inc. have 1.5 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class and 100 million to each additional class of European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
SIX MONTHS ENDED APRIL 30, 2002 (NOTE 1)
UNAUDITED

                                                                                          INTERNATIONAL
                                                                       EUROPEAN               BLUE CHIP
                                                                           FUND              VALUE FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $     2,089,851          $      550,858
Interest                                                                 69,797                  11,230
Securities Loaned Income                                                 23,480                   6,353
  Foreign Taxes Withheld                                               (251,896)                (55,274)
========================================================================================================
  TOTAL INCOME                                                        1,931,232                 513,167
========================================================================================================
EXPENSES
Investment Advisory Fees                                              1,267,773                 184,698
Distribution Expenses                                                   444,687                  65,290
Transfer Agent Fees                                                     821,021                 145,229
Administrative Services Fees                                             81,331                  16,082
Custodian Fees and Expenses                                             179,809                  22,715
Directors' Fees and Expenses                                              8,932                   5,883
Interest Expenses                                                         3,513                     349
Professional Fees and Expenses                                           30,212                  14,156
Registration Fees and Expenses - Investor Class                          20,681                   9,068
Reports to Shareholders                                                  96,574                  30,109
Other Expenses                                                           32,500                   4,935
========================================================================================================
  TOTAL EXPENSES                                                      2,987,033                 498,514
  Fees and Expenses Absorbed by Investment Adviser                       (2,588)                 (4,586)
  Fees and Expenses Paid Indirectly                                        (675)                   (140)
========================================================================================================
    NET EXPENSES                                                      2,983,770                 493,788
========================================================================================================
NET INVESTMENT INCOME (LOSS)                                         (1,052,538)                 19,379
========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                             (26,028,233)             (1,661,980)
  Foreign Currency Transactions                                      (5,837,567)               (836,707)
========================================================================================================
    Total Net Realized Loss                                         (31,865,800)             (2,498,687)
========================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                              18,227,679               7,467,357
  Foreign Currency Transactions                                       5,936,894                 628,831
========================================================================================================
    Total Change in Net Appreciation/Depreciation                    24,164,573               8,096,188
========================================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                  (7,701,227)              5,597,501
========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                               $    (8,753,765)         $    5,616,880
========================================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                                     SIX MONTHS                    YEAR
                                                                          ENDED                   ENDED
                                                                       APRIL 30              OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                                           2002                    2001
                                                                       (Note 1)                (Note 1)
                                                                      UNAUDITED
OPERATIONS
Net Investment Loss                                             $    (1,052,538)         $   (2,255,354)
Net Realized Loss                                                   (31,865,800)           (159,690,747)
Change in Net Appreciation/Depreciation                              24,164,573            (217,198,123)
========================================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                           (8,753,765)           (379,144,224)
========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                                              0             (59,716,226)
  Class C                                                                     0                (170,116)
========================================================================================================
TOTAL DISTRIBUTIONS                                                           0             (59,886,342)
========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                    185,448,600             748,791,845
  Class A                                                               909,388                      --
  Class B                                                                   991                      --
  Class C                                                           194,932,188             297,059,793
  Class K                                                             3,206,321                 116,826
Reinvestment of Distributions
  Investor Class                                                              0              53,629,930
  Class C                                                                     0                 160,937
========================================================================================================
                                                                    384,497,488           1,099,759,331
Amounts Paid for Repurchases of Shares
  Investor Class                                                   (235,250,274)           (904,190,979)
  Class A                                                              (898,459)                     --
  Class C                                                          (197,665,041)           (290,822,178)
  Class K                                                            (2,335,926)                 (3,157)
========================================================================================================
                                                                   (436,149,700)         (1,195,016,314)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                      (51,652,212)            (95,256,983)
========================================================================================================
TOTAL DECREASE IN NET ASSETS                                        (60,405,977)           (534,287,549)
NET ASSETS
Beginning of Period                                                 363,237,005             897,524,554
========================================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($1,084,795) and ($32,257),
  respectively)                                                 $   302,831,028          $  363,237,005
========================================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                                     SIX MONTHS                    YEAR
                                                                          ENDED                   ENDED
                                                                       APRIL 30              OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                                                           2002                    2001
                                                                       (Note 1)
                                                                      UNAUDITED
OPERATIONS
Net Investment Income                                           $        19,379          $       64,045
Net Realized Loss                                                    (2,498,687)             (5,355,650)
Change in Net Appreciation/Depreciation                               8,096,188              (6,075,691)
========================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                              5,616,880             (11,367,296)
========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                                              0              (5,019,412)
  Class C                                                                     0                 (62,022)
========================================================================================================
TOTAL DISTRIBUTIONS                                                           0              (5,081,434)
========================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                     30,923,909             152,939,831
  Class A                                                               292,004                      --
  Class B                                                                30,006                      --
  Class C                                                            15,836,080              22,776,321
Reinvestment of Distributions
  Investor Class                                                              0               4,951,569
  Class C                                                                     0                  43,862
========================================================================================================
                                                                     47,081,999             180,711,583
Amounts Paid for Repurchases of Shares
  Investor Class                                                    (30,036,644)           (156,776,760)
  Class A                                                              (278,946)                     --
  Class C                                                           (15,389,532)            (22,441,355)
========================================================================================================
                                                                    (45,705,122)           (179,218,115)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                        1,376,877               1,493,468
========================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                               6,993,757             (14,955,262)
NET ASSETS
Beginning of Period                                                  47,834,159              62,789,421
========================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($130,386) and ($149,765), respectively)                      $    54,827,916          $   47,834,159
========================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO INTERNATIONAL FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: European Fund and International Blue Chip Value Fund
(individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, European and International Blue Chip Value Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 14, 2000, European Fund began offering an additional class of shares, referred to as Class K shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principals generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENTS COMPANIES, which requires disclosure of tax components. The tax components of the Fund at April 30, 2002 include:

                                                                                                        NET TAX
                                                COST OF         GROSS TAX         GROSS TAX        APPRECIATION
                                        INVESTMENTS FOR        UNREALIZED        UNREALIZED      (DEPRECIATION)
FUND                                       TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
European Fund                           $   329,095,892    $   29,471,999    $   71,758,996    $   (42,286,997)
International Blue Chip Value Fund           52,188,299         6,427,244         5,598,752             828,492

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                         $500      $700        $1        $2        $4        $6
                          $0 TO     $0 TO   $350 TO   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION      OVER
                           $350      $500      $700     TO $1     TO $2     TO $2     TO $4     TO $6     TO $8        $8
FUND                    MILLION   MILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION
-------------------------------------------------------------------------------------------------------------------------
European Fund             0.75%        --     0.65%        --     0.55%        --     0.45%     0.40%    0.375%     0.35%
International Blue
  Chip Value Fund            --     0.75%        --     0.65%        --     0.55%     0.45%     0.40%    0.375%     0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the six months/period ended April 30, 2002, amounts paid to the Distributor were as follows:

                                        INVESTOR         CLASS        CLASS        CLASS        CLASS
FUND                                       CLASS             A            B            C            K
-----------------------------------------------------------------------------------------------------
European Fund                         $  430,108       $     0      $     0    $  28,356     $  1,748
International Blue Chip Value Fund        61,251             0            0        4,886           --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended April 30, 2002, for Class B were as follows:

                                                                     DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                         AGGREGATE        UNREIMBURSED
                                                                      UNREIMBURSED       EXPENSES AS %
                                                AMOUNT RETAINED           EXPENSES       OF NET ASSETS
FUND                                             BY DISTRIBUTOR         UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------
EUROPEAN FUND
   Class B Plan                                       $       1           $      0               0.00%

INTERNATIONAL BLUE CHIP VALUE FUND
   Class B Plan                                       $      16           $  1,144               3.75%

Distribution Expenses for each class as presented in the Statement of Operations for the six months/period ended April 30, 2002 were as follows:

                                             INVESTOR          CLASS         CLASS         CLASS         CLASS
FUND                                            CLASS              A             B             C             K
--------------------------------------------------------------------------------------------------------------
European Fund                            $    416,328        $    10       $     1    $   26,253     $   2,095
International Blue Chip Value Fund             60,312             19            16         4,943            --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class presented in the Statement of Operations for the six months/period ended April 30, 2002 were as follows:


                                             INVESTOR          CLASS         CLASS         CLASS         CLASS
FUND                                            CLASS              A             B             C             K
--------------------------------------------------------------------------------------------------------------
European Fund                            $    798,480        $     0       $     0    $   20,908     $   1,633
International Blue Chip Value Fund            138,702              0             0         6,527            --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. For the six months ended April 30, 2002 total fees voluntarily absorbed by European Fund - Class C were $2,588 and by International Blue Chip Value Fund - Class C were $4,586, respectively.

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class of shares. Total redemption fees received by European Fund
- Investor Class and International Blue Chip Value Fund - Investor Class for the six months ended April 30, 2002 were $62,732 and $55,861, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES                 SALES
-------------------------------------------------------------------------------------------------
European Fund                                              $    130,653,875       $   180,607,411
International Blue Chip Value Fund                               12,348,604            14,238,097

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the six months ended April 30, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                          UNFUNDED
                                                      PENSION              ACCRUED            PENSION
FUND                                                 EXPENSES        PENSION COSTS          LIABILITY
-----------------------------------------------------------------------------------------------------
European Fund                                      $        0      $        12,010    $        63,191
International Blue Chip Value Fund                          0                5,029             13,737

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of April 30, 2002, European and International Blue Chip Value Funds have on loan securities valued at $55,626,129 and $6,135,642, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended April 30, 2002, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.99% to 2.09%, and interest expenses amounted to $2,769 and $349, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended April 30, 2002, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months/period ended April 30, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                    CLASS A                 CLASS B                 CLASS C
-----------------------------------------------------------------------------------------------
European Fund                          $      0                 $     0             $     1,848
International Blue Chip Value Fund            0                       0                     113

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the six months/period ended April 30, 2002 and the year/period ended October 31, 2002 were as follows:

                                                            EUROPEAN FUND           INTERNATIONAL BLUE CHIP VALUE FUND

                                                   SIX MONTHS            YEAR            SIX MONTHS           YEAR
                                                        ENDED           ENDED                 ENDED          ENDED
                                                     APRIL 30      OCTOBER 31              APRIL 30     OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
                                                         2002            2001                  2002           2001
                                                     (Note 1)        (Note 1)              (Note 1)
                                                    UNAUDITED                             UNAUDITED
Shares Sold
   Investor Class                                  17,296,270      54,933,642             3,588,007     16,454,542
   Class A                                             89,216              --                32,233             --
   Class B                                                 92              --                 3,321             --
   Class C                                         18,906,992      23,720,944             1,866,086      2,468,779
   Class K                                            291,300          11,159                    --             --
Shares Issued from Reinvestment of Distributions
   Investor Class                                           0       3,199,877                     0        503,880
   Class C                                                  0           9,689                     0          4,467
======================================================================================================================
                                                   36,583,870      81,875,311             5,489,647     19,431,668
Shares Repurchased
   Investor Class                                 (21,727,071)    (66,282,846)           (3,543,502)   (16,790,881)
   Class A                                            (88,518)             --               (30,353)            --
   Class C                                        (19,044,323)    (22,966,663)           (1,810,593)    (2,412,545)
   Class K                                           (215,580)           (294)                   --             --
======================================================================================================================
                                                  (41,075,492)    (89,249,803)           (5,384,448)   (19,203,426)
NET DECREASE IN FUND SHARES                        (4,491,622)     (7,374,492)              105,199        228,242
======================================================================================================================

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS
                                                  ENDED
                                               APRIL 30                             YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
                                                   2002         2001         2000         1999         1998         1997
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   10.59    $   21.53    $   18.01    $   17.62    $   17.34    $   15.85
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                   (0.03)       (0.00)       (0.11)       (0.09)        0.04         0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (0.39)       (9.47)        4.07         2.18         3.58         2.63
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.42)       (9.47)        3.96         2.09         3.62         2.70
=========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         1.47         0.44         1.70         3.34         1.21
=========================================================================================================================
Net Asset Value -- End of Period              $   10.17    $   10.59    $   21.53    $   18.01    $   17.62    $   17.34
=========================================================================================================================

TOTAL RETURN                                  (4.06%)(c)     (46.45%)       22.08%       12.64%       24.92%       18.07%

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 294,717   $ 354,045     $ 894,943    $ 546,257    $ 672,146    $ 324,819
Ratio of Expenses to Average Net Assets(d)     0.86%(c)       1.54%         1.33%        1.56%        1.34%        1.25%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                         (0.30%)(c)     (0.37%)       (0.42%)      (0.48%)        0.24%        0.33%
Portfolio Turnover Rate                          40%(c)         89%           84%          90%         102%          90%

(a) The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.

(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian and transfer agent fees).

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   CLASS A               CLASS B

                                                    PERIOD                PERIOD
                                                     ENDED                 ENDED
                                                  APRIL 30              APRIL 30
--------------------------------------------------------------------------------
                                                   2002(a)               2002(a)
                                              UNAUDITED             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   10.77             $   10.77
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      (0.04)                 0.00(b)
Net Losses on Securities
  (Both Realized and Unrealized)                  (1.11)                (0.60)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (1.15)                (0.60)
================================================================================
Net Asset Value -- End of Period              $    9.62             $   10.17
================================================================================

TOTAL RETURN(c)                             (10.68%)(d)            (5.57%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $       7             $       1
Ratio of Expenses to Average Net Assets(e)     0.22%(d)              0.16%(d)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                         (0.09%)(d)              0.04%(d)
Portfolio Turnover Rate                          40%(f)                40%(f)

(a)  From April 1, 2002, since inception of Class, to April 30, 2002.

(b)  Net Investment Income aggregated less than $0.01 on a per share basis.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Portfolio Turnover is calculated at the Fund level. Represents the six months ended April 30, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS               YEAR             PERIOD
                                                               ENDED              ENDED              ENDED
                                                            APRIL 30         OCTOBER 31         OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                                                2002               2001               2000(a)
                                                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                     $   10.26          $   21.38           $  28.72
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                            (0.06)             (0.12)             (0.04)
Net Losses on Securities
  (Both Realized and Unrealized)                               (0.52)             (9.53)             (7.30)
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                               (0.58)             (9.65)             (7.34)
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                0.00               1.47               0.00
=============================================================================================================
Net Asset Value -- End of Period                           $    9.68          $   10.26           $  21.38
=============================================================================================================

TOTAL RETURN(c)                                           (5.65%)(d)           (47.76%)        (25.56%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                 $   7,234          $   9,077           $  2,582
Ratio of Expenses to Average Net Assets(e)(f)               1.37%(d)              2.75%           2.08%(g)
Ratio of Net Investment Loss to Average Net Assets(f)     (0.86%)(d)            (1.27%)         (0.88%)(g)
Portfolio Turnover Rate                                       40%(d)                89%             84%(h)

(a)  From February 15, 2000, since inception of Class C, to October 31, 2000.

(b) The per share information was computed based on average shares for the year ended October 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the six month ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.42% and ratio of net investment loss to average net assets would have been (0.91%).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS               PERIOD
                                                   ENDED                ENDED
                                                APRIL 30           OCTOBER 31
--------------------------------------------------------------------------------
                                                    2002                 2001(a)
                                               UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $   10.52             $  17.88
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                             (0.10)               (0.00)
Net Losses on Securities (Both Realized and
  Unrealized)                                      (0.34)               (7.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (0.44)               (7.36)
================================================================================
Net Asset Value -- End of Period               $   10.08             $  10.52
================================================================================

TOTAL RETURN                                  (4.18%)(d)          (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)     $     872             $    114
Ratio of Expenses to Average Net Assets(e)(f)   1.00%(d)             2.20%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                               (0.39%)(d)           (0.58%)(g)
Portfolio Turnover Rate                           40%(d)               89%(h)

(a)  From December 14, 2000, since inception of Class K, to October 31, 2001.

(b) The per share information was computed based on average shares for the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31, 2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 56.83% (annualized) and ratio of net investment loss to average net assets would have been (55.21%) (annualized).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                               PERIOD
                                                 ENDED                                                ENDED
                                              APRIL 30              YEAR ENDED OCTOBER 31        OCTOBER 31
--------------------------------------------------------------------------------------------------------------
                                                  2002          2001         2000         1999         1998(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $    8.17    $    11.16   $    11.23   $    10.02   $    10.00
==============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                   0.00          0.03        (0.01)        0.02         0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                        1.03         (2.07)        0.27         1.21         0.02
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  1.03         (2.04)        0.26         1.23         0.02
==============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00          0.95         0.33         0.02         0.00
==============================================================================================================
Net Asset Value -- End of Period             $    9.20    $     8.17   $    11.16   $    11.23   $    10.02
==============================================================================================================

TOTAL RETURN                                 12.61%(c)      (19.74%)        2.66%       11.77%     0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  52,859    $   46,562   $   61,708   $   51,710   $    6,287
Ratio of Expenses to Average Net
  Assets(d)(e)                                0.99%(c)         1.89%        2.04%        2.09%     0.90%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                       0.05%(c)         0.12%      (0.37%)        0.30%     6.16%(f)
Portfolio Turnover Rate                         25%(c)           54%          59%         112%        0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the six months ended April 30, 2002 and the period ended October 31, 1998.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56%, and ratio of net investment loss to average net assets would have been (0.17%).

(f)  Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                CLASS A               CLASS B

                                                 PERIOD                PERIOD
                                                  ENDED                 ENDED
                                               APRIL 30              APRIL 30
--------------------------------------------------------------------------------
                                                   2002(a)               2002(a)
                                              UNAUDITED             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $    8.96             $    8.96
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.13                  0.02
Net Gain on Securities (Both Realized and
  Unrealized)                                      0.07                  0.21
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.20                  0.23
================================================================================
Net Asset Value -- End of Period              $    9.16             $    9.19
================================================================================

TOTAL RETURN(b)                                2.23%(c)              2.57%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $      17             $      31
Ratio of Expenses to Average Net Assets(d)     0.10%(c)              0.17%(c)
Ratio of Net Investment Income to Average
  Net Assets                                   0.36%(c)              0.29%(c)
Portfolio Turnover Rate                          25%(e)                25%(e)

(a)  From April 1, 2002, since inception of Class, to April 30, 2002.

(b) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e) Portfolio Turnover is calculated at the Fund level. Represents the six months ended April 30, 2002.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          SIX MONTHS               YEAR             PERIOD
                                                               ENDED              ENDED              ENDED
                                                            APRIL 30         OCTOBER 31         OCTOBER 31
-------------------------------------------------------------------------------------------------------------
                                                                2002               2001               2000(a)
                                                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                     $    8.06         $    11.14          $   12.06
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                            (0.01)             (0.02)             (0.04)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                               0.96              (2.12)             (0.88)
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                0.95              (2.14)             (0.92)
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                0.00               0.94               0.00
=============================================================================================================
Net Asset Value -- End of Period                           $    9.01         $     8.06          $   11.14
=============================================================================================================

TOTAL RETURN(c)                                            11.79%(d)           (20.75%)         (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                 $   1,921         $    1,272          $   1,082
Ratio of Expenses to Average Net Assets(e)(f)               1.31%(d)              2.76%           2.47%(g)
Ratio of Net Investment Loss to Average Net Assets(f)     (0.33%)(d)            (0.62%)         (0.56%)(g)
Portfolio Turnover Rate                                       25%(d)                54%             59%(h)

(a)  From February 15, 2000, since inception of Class C, to October 31, 2000.

(b) The per share information was computed based on average shares for the period ended October 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April 30, 2002 and the year ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.77% and 3.02%, respectively, and ratio of net investment loss to average net assets would have been (0.79%) and (0.88%), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SINT 9334 6/02